Other Long-term investments - Summary of Other Long-term Investments (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Other long-term investments
Available-for-sale debt investment	$ 3,000	$ 3,000
Investments in equity securities without readily determinable fair values, gross	14,104	14,104
Accumulated impairment	(14,104)	(11,134)
Investments in equity securities without readily determinable fair values, net		2,970
Total other long-term investments	$ 3,179	$ 5,970